AB Variable Products Series Fund, Inc.

AB Global Risk Allocation-Moderate Portfolio

Portfolio of Investments

March 31, 2021 (unaudited)

Company	Shares		U.S. $ Value

INVESTMENT COMPANIES – 51.2%
Funds and Investment Trusts – 51.2%(a)
iShares Core MSCI EAFE ETF		76,670	$5,524,073
iShares Core S&P 500 ETF		31,275	12,441,820
iShares MSCI EAFE ETF		75,980	5,764,603
iShares MSCI Global Min Vol Factor ETF		13,500	1,331,910
SPDR S&P 500 ETF Trust		18,981	7,522,740
Vanguard S&P 500 ETF		35,883	13,072,177

Total Investment Companies (cost $30,251,687)			45,657,323

	Principal Amount (000)

INFLATION-LINKED SECURITIES – 8.0%

Japan – 8.0%
Japanese Government CPI Linked Bond Series 22 0.10%, 03/10/2027 (cost $7,352,665)	JPY	779,160	7,117,818

	Notional Amount

OPTIONS PURCHASED - PUTS – 0.1%
Options on Funds and Investment Trusts – 0.1%
S+P 500 Index Expiration: Apr 2021; Contracts: 35; Exercise Price: USD 3,840.00; Counterparty: Morgan Stanley & Co., Inc. (b)	USD	13,440,000	57,925

Options on Equity Indices – 0.0%
Euro STOXX 50 Index Expiration: Apr 2021; Contracts: 55; Exercise Price: EUR 3,750.00; Counterparty: Morgan Stanley & Co., Inc. (b)	EUR	2,062,500	8,320
FTSE 100 Index Expiration: Apr 2021; Contracts: 10; Exercise Price: GBP 6,550.00; Counterparty: Morgan Stanley & Co., Inc. (b)	GBP	655,000	4,136
Nikkei 225 Index Expiration: Apr 2021; Contracts: 7; Exercise Price: JPY 28,625.00; Counterparty: Morgan Stanley & Co., Inc. (b)	JPY	200,375,000	9,957

			22,413

Total Options Purchased - Puts (premiums paid $217,381)			80,338

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 35.8%
Investment Companies – 32.9%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 0.01%(a) (c) (d) (cost $29,392,357)	29,392,357	$29,392,357

	Principal Amount (000)

U.S. Treasury Bills – 2.9%
U.S. Treasury Bill Zero Coupon, 04/20/2021(e) (cost $2,633,889)	$2,634	2,633,979

Total Short-Term Investments (cost $32,026,246)		32,026,336

Total Investments – 95.1% (cost $69,847,979)(f)		84,881,815
Other assets less liabilities – 4.9%		4,344,050

Net Assets – 100.0%		$89,225,865

FUTURES

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Canadian Bond Futures	5	June 2021	$552,121	$(17,793)
10 Yr Mini Japan Government Bond Futures	30	June 2021	4,089,862	5,283
Euro STOXX 50 Index Futures	47	June 2021	2,130,819	45,854
Euro-BOBL Futures	8	June 2021	1,267,267	3,744
Euro-BTP Futures	12	June 2021	2,101,150	5,193
Euro-Bund Futures	4	June 2021	803,440	(3,476)
Euro-OAT Futures	14	June 2021	2,658,863	(10,851)
FTSE 100 Index Futures	4	June 2021	368,334	(2,855)
Hang Seng Index Futures	1	April 2021	182,118	626
Long Gilt Futures	27	June 2021	4,749,178	(58,469)
MSCI Emerging Markets Futures	34	June 2021	2,248,250	(32,993)
MSCI Singapore IX ETS Futures	12	April 2021	319,313	1,969
Nikkei 225 (CME) Futures	6	June 2021	881,100	14,606
OMXS30 Index Futures	28	April 2021	701,246	9,984
S&P 500 E-Mini Futures	13	June 2021	2,578,810	35,923
S&P Mid 400 E Mini Futures	5	June 2021	1,302,650	14,726
S&P/TSX 60 Index Futures	10	June 2021	1,768,282	7,424
TOPIX Index Futures	6	June 2021	1,058,839	33,612
U.S. T-Note 5 Yr (CBT) Futures	19	June 2021	2,344,570	(32,829)
U.S. T-Note 10 Yr (CBT) Futures	69	June 2021	9,034,688	(224,589)
U.S. Ultra Bond (CBT) Futures	5	June 2021	906,094	(25,164)
Sold Contracts
MSCI Emerging Markets Futures	10	June 2021	661,250	14,532
SPI 200 Futures	1	June 2021	128,478	36

				$(215,507)

FORWARD CURRENCY EXCHANGE CONTRACTS

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, Inc.	GBP	320	USD	447	04/09/2021	$6,083
Morgan Stanley Capital Services, Inc.	NOK	613	USD	72	04/15/2021	277
Morgan Stanley Capital Services, Inc.	SEK	3,990	USD	477	04/15/2021	19,888
Morgan Stanley Capital Services, Inc.	JPY	1,226,665	USD	11,600	05/20/2021	516,313
State Street Bank & Trust Co.	GBP	1,242	USD	1,697	04/09/2021	(14,817)
State Street Bank & Trust Co.	USD	92	SEK	765	04/15/2021	(4,198)
State Street Bank & Trust Co.	USD	1,308	CAD	1,660	04/22/2021	12,722
State Street Bank & Trust Co.	CHF	913	USD	1,029	05/06/2021	62,668
State Street Bank & Trust Co.	EUR	2,604	USD	3,108	05/27/2021	50,930
State Street Bank & Trust Co.	AUD	651	USD	497	06/04/2021	2,146
UBS AG	USD	907	GBP	655	04/09/2021	(3,765)
UBS AG	CAD	1,660	USD	1,315	04/22/2021	(5,531)

						$642,716

CALL OPTIONS WRITTEN

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
Nikkei 225 Index (g)	Morgan Stanley & Co., Inc.	7	JPY	31,125.00	April 2021	JPY	217,875	$6,376	$(411)

PUT OPTIONS WRITTEN

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
Euro STOXX 50 Index (h)	Morgan Stanley & Co., Inc.	55	EUR	3,600.00	April 2021	EUR	1,980	$13,631	$(3,515)
FTSE 100 Index (h)	Morgan Stanley & Co., Inc.	10	GBP	6,250.00	April 2021	GBP	625	4,288	(1,137)
Nikkei 225 Index (g)	Morgan Stanley & Co., Inc.	7	JPY	26,625.00	April 2021	JPY	186,375	5,870	(1,138)
S+P 500 Index (i)	Morgan Stanley & Co., Inc.	35	USD	3,670.00	April 2021	USD	12,845	66,429	(19,425)

								$90,218	$(25,215)

(a)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Non-income producing security.
(c)	Affiliated investments.
(d)	The rate shown represents the 7-day yield as of period end.
(e)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open exchange-traded derivatives.
(f)

As of March 31, 2021, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $16,346,498 and gross unrealized depreciation of investments was $(814,485), resulting in net unrealized appreciation of $15,532,013.

(g)	One contract relates to 1000 shares.
(h)	One contract relates to 10 shares.
(i)	One contract relates to 100 shares.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

NOK – Norwegian Krone

SEK – Swedish Krona

USD – United States Dollar

Glossary:

BOBL – Bundesobligationen

BTP – Buoni del Tesoro Poliennali

CBT – Chicago Board of Trade

CME – Chicago Mercantile Exchange

CPI – Consumer Price Index

EAFE – Europe, Australia, and Far East

ETF – Exchange Traded Fund

ETS – Emission Trading Scheme

FTSE – Financial Times Stock Exchange

MSCI – Morgan Stanley Capital International

OAT – Obligations Assimilables du Trésor

SPDR – Standard & Poor’s Depository Receipt

SPI – Share Price Index

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

COUNTRY BREAKDOWN[1] March 31, 2021 (unaudited)
52.3%	United States
8.4%	Japan
1.6%	Luxembourg
37.7%	Short-Term

100.0%	Total Investments

1	All data are as of March 31, 2021. The Portfolio’s country breakdown is expressed as a percentage of total investments and may vary over time.

AB Variable Products Series Fund, Inc.

AB Global Risk Allocation-Moderate Portfolio

March 31, 2021 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of March 31, 2021:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$45,657,323	$—	$—	$45,657,323
Inflation-Linked Securities	—	7,117,818	—	7,117,818
Options Purchased - Puts	—	80,338	—	80,338
Short-Term Investments:
Investment Companies	29,392,357	—	—	29,392,357
U.S. Treasury Bills	—	2,633,979	—	2,633,979

Total Investments in Securities	75,049,680	9,832,135	—	84,881,815
Other Financial Instruments(a):
Assets:
Futures	193,512	—	—	193,512
Forward Currency Exchange Contracts	—	671,027	—	671,027
Liabilities:
Futures	(409,019)	—	—	(409,019)
Forward Currency Exchange Contracts	—	(28,311)	—	(28,311)
Call Options Written	—	(411)	—	(411)
Put Options Written	—	(25,215)	—	(25,215)

Total	$74,834,173	$10,449,225	$—	$85,283,398

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

A summary of the Portfolio’s transactions in AB mutual funds for the three months ended March 31, 2021 is as follows:

Fund	Market Value 12/31/2020 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 03/31/2021 (000)	Dividend Income (000)
Government Money Market Portfolio	$12,180	$21,805	$4,593	$29,392	$1